SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2003

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure and Information Being Provided Under Item 12.
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release

Item 9. Regulation FD Disclosure and Information Being Provided Under Item 12.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s final rule; “Interim Guidance Regarding Form 8-K Item 11 and Item 12 Filing Requirements” (Release No. 34-47583).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

By:	/s/ Mark E. Hood

	Name:	Mark E. Hood
	Title:	Senior Vice President
Chief Financial Officer

Date: August 7, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Panera Press Release, dated August 7, 2003, regarding second quarter 2003 earnings.